UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported):
                                OCTOBER 9, 2001

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.


       DELAWARE                       000-24941                  06-1255882
(STATE OF INCORPORATION             (COMMISSION                (IRS EMPLOYER
     FILE NUMBER)               IDENTIFICATION NUMBER)       IDENTIFICATION NO.)

                         33 CITY CENTRE DRIVE, UNIT 354
                           MISSISSAUGA, ONTARIO CANADA
                                     L5B 2N5

                                  905-306-9671

    ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         (1) Financial statements of HealthyConnect.com, Inc. as at December 31, 1999 and 2000 (audited)

         (2) Financial statements of HealthyConnect.com, Inc. as at September 30, 2001 (unaudited)


(B)      PRO FORMA FINANCIAL INFORMATION

         (1) Next Generation Technology Holdings, Inc. pro forma consolidated balance sheet as at September 30, 2001 (unaudited)

         (2) Next Generation Technology Holdings, Inc. pro forma consolidated statement of income for the nine month period ended September 30, 2001 (unaudited)

         (3) Next Generation Technology Holdings, Inc. pro forma consolidated statement of income for the year ended December 31, 2000 (unaudited)


(C)      EXHIBITS

         None.


                            FINANCIAL STATEMENT INDEX



                 Report of Independent Auditors, BDO Dunwoody LLP

                 Financial Statements of HealthyConnect.com, Inc. as at December 31, 1999 and December 31, 2000 (audited)

                 Financial Statements of HealthyConnect.com, Inc. as at September 30, 2001 (unaudited)

                 Next Generation Technology Holdings, Inc. pro forma consolidated balance sheet as at September 30, 2001 (unaudited)

                 Next Generation Technology Holdings, Inc. pro forma consolidated statement of income for the nine month period ended September 30, 2001 (unaudited)

                 Next Generation Technology Holdings, Inc. pro forma consolidated statement of income for the year ended December 31, 2000 (unaudited)

BDO [LOGO]       BDO DUNWOODY LLP                   4255 Sherwoodtowne Blvd.
                 Chartered Accountants              Mississauga, Ontario L4Z 1Y5
                 and Consultants                    Telephone:  (905) 270-7700
                                                    Telefax:  (905) 270-7915

================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------




TO THE SHAREHOLDERS
HEALTHYCONNECT.COM, INC.


We have audited the balance sheets of HealthyConnect.com Inc. as at December 31, 2000 and 1999 and the statements of operations, shareholders' equity and cash flows for the year ended December 31, 2000 and the period from inception to December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1999 and 2000 and the results of its operations and its cash flows for the year ended December 31, 2000 and the period from inception to December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.


/S/ BDO DUNWOODY LLP
--------------------


Chartered Accountants

Mississauga, Ontario
December 20, 2001



==============================================================================================

                                                                       HEALTHYCONNECT.COM INC.
                                                                               BALANCE SHEETS
                                                         (EXPRESSED IN UNITED STATES DOLLARS)

                                                   SEPTEMBER 30,   December 31,   December 31,
                                                            2001           2000           1999
--------------------------------------------------------------------------------------------
                                                     (unaudited)      (audited)      (audited)

ASSETS
CURRENT
    Cash                                             $   128,224    $    31,106    $      --
    Accounts receivable, net of allowances of
    $7,245, $7,245 and $Nil as of September 30,
    2001, December 31, 2000 and 1999, respectively        36,957        138,955           --
    Prepaid expenses                                      65,095         24,474           --
    Due from shareholder (Note 1)                           --             --           12,000
                                                     -----------    -----------    -----------

                                                         230,276        194,535           --
CAPITAL ASSETS, net of accumulated amortization
of $4,501, $Nil and $Nil as of September 30, 2001,
December 31, 2000 and 1999, respectively (Note 2)          7,502           --             --
SOFTWARE ASSETS, net of accumulated amortization
of $1,246,501, $498,600 and $Nil as of September
30, 2001, December 31, 2000 and 1999,
respectively (Note 3)                                    747,901      1,495,802           --
                                                     -----------    -----------    -----------

                                                     $   985,679    $ 1,690,337    $    12,000
==============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
CURRENT
    Accounts payable (Note 4)                        $   210,596    $    34,726    $      --
    Accrued compensation                                  21,605         18,223           --
    Accrued professional fees                             90,080         95,551           --
    Other accrued expenses                               356,181        353,945           --
    Deferred revenue                                      48,595         34,738           --
    Due to shareholder (Note 1)                           54,400        175,000           --
    Note payable (Note 5)                                325,000           --             --
                                                     -----------    -----------    -----------

                                                       1,106,457        712,183           --
                                                     -----------    -----------    -----------
SHAREHOLDERS' EQUITY (DEFICIENCY)
    Share capital (Note 6)                             4,169,429      2,814,097         12,000
    Deficit                                           (4,290,207)    (1,835,943)          --
                                                     -----------    -----------    -----------

                                                        (120,778)       978,154         12,000
                                                     -----------    -----------    -----------

                                                     $   985,679    $ 1,690,337    $    12,000
==============================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements


======================================================================================================


                                                                            HEALTHYCONNECT.COM INC.
                                                                            STATEMENT OF OPERATIONS
                                                               (EXPRESSED IN UNITED STATES DOLLARS)


                                       FOR THE PERIOD  For the period  For the year  For the period
                                                ENDED           ended         ended    inception to
                                            SEPTEMBER       September      December        December
                                             30, 2001        30, 2000      31, 2000        31, 1999
                                           (UNAUDITED)     (unaudited)    (audited)        (audited)
------------------------------------------------------------------------------------------------------

SALES                                    $   523,869    $   265,309    $   521,482    $           --

COST OF SALES                                192,696        145,926        228,551                --
                                         -----------    -----------    -----------    ----------------

GROSS PROFIT                                 331,173        119,383        292,931                --
                                         -----------    -----------    -----------    ----------------

OPERATING EXPENSES
    Amortization expense                     752,402        249,300        498,600                --
    Research and development                  15,000         14,877        135,747                --
    Selling, general and
    administrative                         1,885,899        445,903        626,344                --
                                         -----------    -----------    -----------    ----------------

                                           2,653,301        710,080      1,260,691                --
                                         -----------    -----------    -----------    ----------------

NET LOSS FOR THE PERIOD BEFORE                  --
SETTLEMENT OF DEBT AND FINANCING COSTS
                                          (2,322,128)      (590,697)      (967,760)
                                         -----------    -----------    -----------    ----------------

SETTLEMENT OF DEBT                           (61,797)          --             --                  --
FINANCING COSTS                                1,941        829,000        868,183                --
                                         -----------    -----------    -----------    ----------------

                                             (59,856)       829,000        868,183
                                         -----------    -----------    -----------    ----------------

NET LOSS FOR THE PERIOD                  $(2,262,272)   $(1,419,697)   $(1,835,943)   $           --
======================================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements


=========================================================================================================

                                                                                   HEALTHYCONNECT.COM INC.
                                                            STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)
                                                                      (EXPRESSED IN UNITED STATES DOLLARS)
FOR THE PERIOD FROM  INCEPTION  TO
SEPTEMBER 30, 2001                         COMMON SHARES
----------------------------------------------------------------------------------------------------------
                                                                 ADDITIONAL
                                                    PAR VALUE       PAID-IN
                                         NUMBER        (.001)       CAPITAL       DEFICIT           TOTAL

                                    ----------------------------------------------------------------------
Shares issued to founders            12,000,000   $    12,000   $      --      $      --      $    12,000
                                    -----------   -----------   -----------    -----------    -----------
BALANCE AT DECEMBER 31, 1999
                                     12,000,000        12,000          --             --           12,000
                                    -----------   -----------   -----------    -----------    -----------

Shares issued to founders             2,400,000         2,400          --             --            2,400

Shares issued re:Harmonie
transaction (Note 3)                  2,633,546         2,634     1,753,063           --        1,755,697

Shares issued for consideration
of shareholder advancing funds
(Note 1)                              1,200,000         1,200       802,800           --          804,000

Shares issued for cash
consideration, net of share issue
costs of $60,000
                                        433,928           434       239,566           --          240,000
                                    -----------   -----------   -----------    -----------    -----------

                                     18,667,474        18,668     2,795,429           --        2,814,097
Net loss for the period                    --            --            --       (1,835,943)    (1,835,943)
                                    -----------   -----------   -----------    -----------    -----------

BALANCE AT DECEMBER 31, 2000
                                     18,667,474        18,668     2,795,429     (1,835,943)       978,154
                                    -----------   -----------   -----------    -----------    -----------

(UNAUDITED)
Shares issued for cash                  911,666           912          --             --              912
consideration, net of share issue
costs of $13,537                      1,121,328         1,121       134,430           --          135,551

Shares issued for services
rendered                              5,000,000         5,000       295,000           --          300,000

Shares issued to employees            9,165,000         9,165       540,735           --          549,900

Shares issued to surrender
options (Note 6)                        246,692           247          --             --              247

Shares issued to shareholders
                                      2,736,040         2,736          --             --            2,736

Shares issued to controlling
shareholder (Note 8)                  4,355,069         4,355       361,631           --          365,986
                                    -----------   -----------   -----------    -----------    -----------

                                     23,535,795        23,536     1,331,796           --        1,355,332
                                    -----------   -----------   -----------    -----------    -----------

Net loss for the period                    --            --            --       (2,262,272)    (2,262,272)

Dividends                                  --            --            --         (191,992)      (191,992)
                                    -----------   -----------   -----------    -----------    -----------

BALANCE AT SEPTEMBER 30, 2001
                                     42,203,269   $    42,204   $ 4,127,225    $(4,290,207)   $  (120,778)
==========================================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

========================================================================================================

                                                                                 HEALTHYCONNECT.COM INC.
                                                                                 STATEMENT OF CASH FLOWS
                                                                    (EXPRESSED IN UNITED STATES DOLLARS)


                                          FOR THE PERIOD   For the period  For the year  For the period
                                                   ENDED            ended         ended    inception to
                                               SEPTEMBER        September      December        December
                                                30, 2001         30, 2000      31, 2000       31, 1999
--------------------------------------------------------------------------------------------------------
                                              (UNAUDITED)      (unaudited)    (audited)       (audited)

CASH FLOWS PROVIDED BY
(USED IN)
    Net loss for the period                 $(2,262,272)   $(1,419,697)   $(1,835,943)   $      --
    Adjustments to reconcile net
    income to net cash provided
    by operating activities
      Amortization                              752,402        249,300        498,600           --
      Issuance of common shares
        for services                          1,200,623        976,796        976,796           --
      Changes in assets and
      liabilities relating to
      operations
         Accounts receivable                    101,998       (167,525)      (138,955)          --
         Prepaid expenses                       (40,621)       (53,500)       (24,474)          --
         Accounts payable                       176,016        230,956        328,448           --
         Due to/from shareholders              (120,600)       165,879        184,600         12,000
         Deferred revenue                        13,857         75,000         34,738           --
                                            -----------    -----------    -----------    -----------

                                               (178,597)        57,209         23,810           --
                                            -----------    -----------    -----------    -----------

    INVESTING ACTIVITIES
      Purchase of software asset                   --         (235,104)      (235,104)          --
      Purchase of capital assets                (12,003)          --             --             --
                                            -----------    -----------    -----------    -----------

                                                (12,003)      (235,104)      (235,104)          --
                                            -----------    -----------    -----------    -----------

    FINANCING ACTIVITIES
      Issuance of common shares                 154,710        242,400        242,400         12,000
      Note payable                              325,000           --             --             --
      Dividends paid                           (191,992)          --             --             --
                                            -----------    -----------    -----------    -----------

                                                287,718        242,400        242,400           --
                                            -----------    -----------    -----------    -----------

NET INCREASE IN CASH DURING
THE PERIOD                                       97,118         64,505         31,106           --

CASH, beginning of period                        31,106           --             --             --
                                            -----------    -----------    -----------    -----------

CASH, end of period                         $   128,224    $    64,505    $    31,106    $      --
========================================================================================================


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements


=============================================================================================


                                                                      HEALTHYCONNECT.COM INC.
                                                                      STATEMENT OF CASH FLOWS
                                                         (EXPRESSED IN UNITED STATES DOLLARS)


                                  FOR THE PERIOD  For the period For the year For the period
                                           ENDED           ended        ended   inception to
                                       SEPTEMBER       September     December       December
                                        30, 2001        30, 2000     31, 2000       31, 1999
---------------------------------------------------------------------------------------------
                                      (UNAUDITED)     (unaudited)   (audited)       (audited)

SUPPLEMENTARY CASH FLOW
INFORMATION

   Cash paid for interest            $    8,189   $    4,142   $    7,642   $            --
=============================================================================================


SUPPLEMENTARY SCHEDULE OF
NON-CASH FINANCING ACTIVITIES

   Shares issued for Harmonie
   transaction (Note 1)              $     --     $1,755,697   $1,755,697   $            --

   Shares issued for consideration
   of shareholder advancing funds          --          1,200        1,200                --


The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------


ORGANIZATION AND DESCRIPTION
OF BUSINESS                    HealthyConnect.com Inc. (the "Company or
                               HealthyConnect") was incorporated in the State of Delaware on November 3, 1999. HealthyConnect is a web management information technology company with proprietary software and web architecture engineering capabilities. HealthyConnect software products include WebKit, a web enabling hospital-based software, Professional Health
                               Monitor, a physician office management software and Clinic@Home, a consumer health management software.

GENERAL The financial statements are expressed in United States dollars and are prepared in accordance with U.S. generally accepted accounting principles.

USE OF ESTIMATES               Management of the Company has made a number of
                               estimates and assumptions relating to the
                               reporting of assets and liabilities, the reported
                               amounts of revenues and expenses, and the
                               disclosure of contingent assets and liabilities
                               to prepare these financial statements in
                               conformity with generally accepted accounting
                               principles. Actual results could differ from
                               those estimates.
INTERIM FINANCIAL
STATEMENTS                     The interim financial statements are unaudited
                               and have been prepared by management using significant accounting policies as disclosed in these financial statements and in management's opinion have been properly prepared using judgment within reasonable limits of materiality.

CAPITAL ASSETS                 Capital assets are recorded at cost and are
                               amortized on a straight-line basis over their estimated useful lives as follows:

                               Computer equipment                 - 2 years
                               Furniture                          - 2 years
                               Leasehold improvements             - 2 years

SOFTWARE ASSETS                Software assets consisting mainly of assets
                               acquired through the Harmonie transaction (Note
                               3) are recorded at cost and are amortized on a straight-line basis over their estimated useful life of 24 months.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------

REVENUE RECOGNITION            The Company's significant revenues are generated
                               from licensing, implementation and maintenance and support related to its software applications.
                               The Company uses the following criteria for revenue recognition:

                               Licensing fees are recognized at the time of acceptance of the software by the client. Service fees are recognized as services are provided. Maintenance and support revenue is recognized on a straight-line basis over the term of the contract, the balance being deferred.

RESEARCH AND DEVELOPMENT       Research and development costs relating to the
                               continuing development of existing software products is expensed as incurred.

INCOME TAXES                   The Company accounts for income taxes under the
                               asset and liability method. Under this method, future income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial reporting and tax bases of assets and liabilities and available loss carryforwards. A valuation allowance is established to reduce tax assets if it is more likely than not that all or some portions of such tax assets will not be realized.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                                   NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------


1.     DUE TO/FROM SHAREHOLDER

       At December 31, 1999, amounts due from shareholder represent $12,000 due from Med-Emerg International Inc. The receivable is due on demand and is non-interest bearing.

       On June 10, 2000, the Company borrowed $175,000 U.S. from a strategic partner, TravelbyUs.com. On June 21, 2000, 1,200,000 common shares were issued to TravelbyUs.com as compensation over and above the interest charge. At December 31, 2000, the note payable is due on demand and bears interest at 6% per annum.

       At September 30, 2001, the note payable to TravelbyUs.com is $54,400. The note payable is due on demand and bears interest at 6% per annum.

--------------------------------------------------------------------------------------------------------------------
2.     CAPITAL ASSETS


                                                                             SEPTEMBER       December      December
                                                                              30, 2001       31, 2000      31, 1999
                                        -------------- ------------------ -------------- -------------- -----------
                                                           ACCUMULATED        NET BOOK       Net Book      Net Book
                                                COST      AMORTIZATION           VALUE          Value         Value
                                        -------------- ------------------ -------------- -------------- -----------

       Computers                        $        941   $           353    $        588   $         --   $        --
       Furniture                               6,062             2,273           3,789             --            --
       Leasehold improvements                  5,000             1,875           3,125             --            --
                                        -------------- ------------------ -------------- -------------- -----------

                                        $     12,003   $         4,501    $      7,502   $         --   $        --
                                        ============   ===============    ============   ============== ===========


--------------------------------------------------------------------------------------------------------------------

3.     SOFTWARE ASSETS

       On June 19, 2000, the Company purchased all of the outstanding shares of Harmonie Group, Inc. (Boston, Massachusetts) ("Harmonie"), a provider of hospital based web enabled patient information management software. The Company purchased the securities of Harmonie in exchange for 2,633,546 HealthyConnect.com, Inc. common shares. The transaction has been accounted for using the purchase method of accounting. Upon completion the Company and Harmonie were merged. Net assets of Harmonie were nominal and the purchase price of $1,755,697, plus acquisition costs of $238,705, were allocated to the software asset.

       In addition, a conditional stock exchange agreement was entered into by Med-Emerg International Inc., whereby if the Company has not completed an underwritten public offering within fourteen months of the Harmonie closing (Note 3), the former Harmonie shareholders have the option of exchanging their HealthyConnect.com, Inc. shares for Med-Emerg International Inc. common shares. In August, 2001, three of the former Harmonie shareholders exchanged 1,744,706 of their shares. As a result of this transaction, the Company issued 3,199,866 shares to Med-Emerg International Inc.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                                   NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------

3.     SOFTWARE ASSETS (continued)

       PRO FORMA RESULTS OF OPERATIONS (UNAUDITED)

       Had the acquisition occurred effective January 1, 2000 and January 1, 1999, the pro forma results of operations would have been as follows:

                                                     2000           1999
                                            ---------------- -------------

       Revenue                              $     284,886    $   606,019
       Net income (loss)                          384,143       (521,110)

--------------------------------------------------------------------------------

4.     RELATED PARTY TRANSACTIONS

       Included in accounts payable is $45,000 (September 30, 2001) due to shareholders as compensation for services rendered.

--------------------------------------------------------------------------------

5.     NOTE PAYABLE

       The Company borrowed $325,000 from Next Generation Technology Holdings, Inc. during 2001. The note payable bears interest at 10% and is secured by accounts receivable. The note payable is due by December 31, 2001. If the note is not paid in full by December 31, 2001, Next Generation Technology Holdings, Inc. will be issued shares of the company equal to 25% of the aggregate number of shares of the Company's common stock outstanding as at that date (Note 8).

--------------------------------------------------------------------------------

6.     SHARE CAPITAL

       Authorized:

       44,000,000 common shares, par value $.001
       (1999 - 19,000,000)

       EQUITY TRANSACTIONS

       Additional detail pertaining to certain of the Company's equity transactions is as follows:

       As described in Note 1 to the financial statements, the Company issued 1,200,000 shares to TravelbyUs.com as additional consideration for a loan. These shares, accounted for as a financing fee, have been recorded at an assigned value of $0.67 per share.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                                   NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------

6.     SHARE CAPITAL (continued)

       The Company completed a private placement receiving $550,000 in cash over a six month period with four non-related investors. In accordance with the share subscription agreement investors were entitled to price per share protection and certain warrants. In September 2001 the investors agreed to surrender their price protection rights and all outstanding warrants. In aggregate, the Company issued over a period of 13 months, 5,202,662 to these investors in three tranches of 433,928, 2,032,994 and 2,736,040 respectively. The shares issued as consideration for price protection and the surrender of warrants have been accounted for at the par value of $.001 per share.

       During the period March 2001 until the completion of the purchase of the Company by Next Generation Technology Holdings, Inc., the financial condition of the Company was deteriorating and unstable. To induce certain key employees to continue to provide services to the Company, employees were issued retention incentive awards aggregating 9,165,000 shares. These shares have been accounted for at 6 cents per share. This accounting allocation reflects the underlying per share amount attributable to the shares of Next Generation Technology Holdings, Inc. received by these employees in the merger transaction. At the time of the share issuances the Company had not identified Next Generation Technology Holdings, Inc. as a potential merger candidate.

       As consideration for identifying the successful merger candidate, a consultant was issued 5,000,000 shares of the Company at an assigned value of 6 cents per share, reflecting the underlying per share amount attributable to the shares of Next Generation Technology Holdings, Inc. received by the consultant in the merger transaction.

       The Company issued 246,692 shares, as financing fees to its investment advisors in conjunction with the previously noted private placement. These shares have been accounted for at the par value of .001 cents per share.

       The Company issued 2,736,040 shares to shareholders pursuant to cancellation of warrants issued on private placement. These shares were accounted for at the par value of $.001 per share.

       In conjunction with the settlement of intercompany amounts due to Med-Emerg International Inc., the Company issued 2,899,909 shares at an assigned value of 6 cents per share.

       As the Company required the consent of Med-Emerg International Inc. to complete its transaction with Next Generation Technology Holdings, Inc. the Company issued an additional 3,199,866 shares to Med-Emerg International Inc. to compensate the controlling shareholder for its issuance of debt and equity to certain former Harmonie shareholders, who did not wish to receive non-registered shares of Next Generation Technology Holdings, Inc.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                                   NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------

6.     SHARE CAPITAL (continued)

       WARRANTS

       Details of warrants outstanding are as follows:

                                                                  EXERCISE PRICE
                                                          SHARES     PER SHARE

       Outstanding - December 31, 1999                        --   $   --
       Issued - August 17, 2000                          433,928        0.6913
                                                      ------------ -----------

       Outstanding - December 31, 2000                   433,928        0.6913
                                                      ==========   ===========

       Outstanding - December 31, 2000                   433,928   $    0.6913

       Issued - January 10, 2001                       3,812,516        0.2229
       Cancelled - January 10, 2001                     (433,928)       0.6913
       Cancelled - September 18, 2001                 (3,812,516)       0.2229
                                                      ------------

                                                              --
                                                      ============

       On January 10, 2001 pursuant to the share issuance, the Company cancelled 433,928 warrants issued August 17, 2000 and issued 3,812,516 new warrants.

       On September 18, 2001, as consideration of the termination of the shareholder agreement and the surrendering of all warrants, the investors received an additional 2,736,040 shares.

--------------------------------------------------------------------------------

7.     MERGER TRANSACTION

       On October 9, 2001 the shareholders of HealthyConnect.com, Inc. completed the sale of 100% of the Company's outstanding shares in exchange for 4,500,000 shares of common stock of Next Generation Technology Holdings, Inc. Contemporaneously with the completion of this transaction, Next Generation Technology Holdings, Inc. assumed management and operating responsibility for HealthyConnect.com. Inc. The Board of Next Generation Technology Holdings, Inc. advanced additional working capital funds of approximately $275,000 to assist HealthyConnect.com, Inc. in meeting its short-term obligations and immediately implemented a reorganization plan including settlement negotiations with creditors of HealthyConnect.com, Inc. As of December 20, 2001 the Company has entered into several settlement agreements and a settlement proposal. Management believes that Next Generation Technology Holdings, Inc. will continue to support the working capital requirements of HealthyConnect.com, Inc. for the next twelve-month period.

================================================================================

                                                         HEALTHYCONNECT.COM INC.
                                                   NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2000 AND 1999 (UNAUDITED SEPTEMBER 30, 2001 AND 2000)
--------------------------------------------------------------------------------

8.     SEGMENTED INFORMATION

       The Company operates in one industry segment.

       All the Company's revenue are earned in the United States for the period ended September 30, 2001, the year ended December 31, 2000 and period ended December 31, 1999.

       Capital assets held in the United States and Canada were $4,110 and $3,392 at September 30, 2001. No capital assets were held at December 31, 2000 and 1999.

       Software assets are all held in the United States at September 30, 2001, December 31, 2000 and 1999.

--------------------------------------------------------------------------------

9.     INCOME TAXES

       The Company has losses for income tax purposes as at December 31, 2000, the benefit of which would result in a deferred tax assets of $153,000, which would be offset by a valuation adjustment of $153,000. As the Company has not yet filed corporate tax returns, the amount of losses available for tax purposes could be different.

--------------------------------------------------------------------------------

10.    COMMITMENTS

       The Company is committed to lease obligations over the next five years as follows:

                          2001                         $       199,505
                          2002                                 149,686
                          2003                                 146,916
                          2004                                 102,882
                          2005                                  95,754
                                                       ---------------

                                                       $       694,743
                                                       ===============

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The accompanying pro forma financial statements have been prepared to show the effects of the October 9, 2001 acquisition of HealthyConnect.com Inc. The pro forma information is based upon the aggregate merger consideration being $2,655,000.00. The merger consideration consisted of the issuance of approximately 4,500,000 shares of Common Stock of Next Generation Technology Holdings, Inc. ("NGTH") in exchange for all of the common stock of HealthyConnect.com Inc. ("HealthyConnect"). The merger entity will continue as HealthyConnect, Inc. The acquisition is accounted for as a purchase.

The pro forma consolidated balance sheet as at September 30, 2001 is based on historical balance sheets of Next Generation Technology Holdings, Inc. and HealthyConnect.com Inc. and assumes the acquisition took place as at that date. The pro forma consolidated statements of income for the year ended December 31, 2000 and period ended September 30, 2001, are based on historical statements of income of Next Generation Technology Holdings, Inc. and HealthyConnect.com Inc. and assumes the acquisition took place on January 1, 2000.

The pro forma consolidated financial statements may not be indicative of the actual events of the acquisition. In particular, the pro forma consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of Next Generation Technology Holdings, Inc. and HealthyConnect.com Inc.


=========================================================================================================

                                                                NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                                                                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                                                                              (UNAUDITED)


SEPTEMBER 30, 2001                            NGTH    HEALTHYCONNECT         ADJUSTMENTS       PRO FORMA
---------------------------------------------------------------------------------------------------------
ASSETS
CURRENT
    Cash                               $    899,514    $    128,224       $       --         $  1,027,738
    Accounts receivable                   1,454,533          36,957               --            1,491,490
    Prepaid expenses and other
      current assets                        555,719          65,095           (325,000)(3)        295,814
                                       ------------    ------------       ------------       ------------

                                          2,909,766         230,276           (325,000)         2,815,042
Property and equipment - net                   --             7,502               --                7,502
Software assets                                --           747,901               --              747,901
Goodwill                                       --              --            2,775,778(1)       2,775,778
                                       ------------    ------------       ------------       ------------

                                       $  2,909,766    $    985,679       $  2,450,778       $  6,346,223
=========================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT
    Accounts payable and accrued                                                           (2)
      liabilities                      $    553,827    $    210,596       $    120,000       $    884,423
    Due to distributors                     190,160            --                 --              190,160
    Accrued expenses                      1,156,334         467,866               --            1,624,200
    Current portion of long-term
      liabilities                           153,420            --                 --              153,420
    Deferred revenue                           --            48,595               --               48,595
    Due to shareholder                         --            54,400              --(3)             54,400
    Note payable                               --           325,000           (325,000)              --
                                       ------------    ------------       ------------       ------------

                                          2,053,741       1,106,457           (205,000)         2,955,198
                                       ------------    ------------       ------------       ------------
SHAREHOLDERS' EQUITY (DEFICIENCY)
    Preferred stock, $.01 par value
      1,000,000 shares authorized:
       Series A, 183,334 shares
         issued and outstanding           1,466,668                                             1,466,668
       Series B, 35,000 shares
         liquidation value equals
         stated value                     1,750,000                                             1,750,000
       Class A common stock,
         voting, $.01 par value,
         25,000,000 shares
         authorized, 5,766,597
         issued                              57,666                            531,000(2)         588,666
       Common stock, 44,000,000
         authorized, 42,303,269
         issued                                           4,169,429         (4,169,429)(1)           --
       Additional paid-in capital        14,389,027                    (2)    (651,000)(2)     13,738,027
    Deficit                             (16,646,287)     (4,290,207)         6,945,207(1)     (13,991,287)
                                       ------------    ------------       ------------       ------------

                                          1,017,074        (120,778)         2,245,778          3,552,074
    Less: common stock in
      treasury at cost                     (161,049)           --                 --             (161,049)
                                       ------------    ------------       ------------       ------------
                                            856,025        (120,778)         2,245,778          3,391,025
                                       ------------    ------------       ------------       ------------

                                       $  2,909,766    $    985,679       $  2,450,778       $  6,346,223
=========================================================================================================


The accompanying notes are an integral part of these financial statements

============================================================================================

                                                   NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                                              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                 (UNAUDITED)




FOR THE NINE MONTH PERIOD ENDED
SEPTEMBER 30, 2001                     NGTH      HEALTHYCONNECT   ADJUSTMENTS     PRO FORMA
--------------------------------------------------------------------------------------------


NET SALES                          $      --      $   523,869    $              $   523,869

COST OF SALES                             --          192,696                       192,696
                                   -----------    -----------    -----------    -----------

GROSS PROFIT                              --          331,173                       331,173
                                   -----------    -----------    -----------    -----------

OPERATING EXPENSES
    Amortization of expense               --          752,402                       752,402
    Research and development              --           15,000                        15,000
    Selling, general and
    administrative                   1,165,676      1,885,899                     3,051,575
    Financing costs                       --            1,941                         1,941
                                   -----------    -----------    -----------    -----------

                                     1,165,676      2,655,242                     3,820,918
                                   -----------    -----------    -----------    -----------

LOSS FROM OPERATIONS                (1,165,676)    (2,324,069)                   (3,489,745)
                                   -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSE)
    Interest expense                   (22,045)          --                         (22,045)
    Settlement of debt                    --           61,797                        61,797
    Other, net                          98,874           --                          98,874
                                   -----------    -----------    -----------    -----------

                                        76,829         61,797                       138,626
                                   -----------    -----------    -----------    -----------

LOSS BEFORE PROVISION FOR
  INCOME TAXES                      (1,088,847)    (2,262,272)                   (3,351,119)

PROVISION FOR INCOME TAXES
                                   -----------    -----------    -----------    -----------

NET LOSS FOR THE PERIOD            $(1,088,847)   $(2,262,272)                  $(3,351,119)
============================================================================================

LOSS PER COMMON SHARE:
    Basic                          $     (0.19)                                 $     (0.30)
    Diluted                              (0.19)                                       (0.30)
                                   -----------    -----------    -----------    -----------

    WEIGHTED AVERAGE NUMBER OF
      COMMON SHARES OUTSTANDING:
       Basic                         5,717,672                     5,400,000  (1) 11,117,672
                                   -----------    -----------    -----------    -----------

       Diluted                       5,717,672                     5,400,000  (1) 11,117,672
                                   -----------    -----------    -----------    -----------

The accompanying notes are an integral part of these financial statements


=========================================================================================================


                                                                NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                                                           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                                (AUDITED)


FOR THE YEAR ENDED DECEMBER 31, 2000
                                                  NGTH     HEALTHYCONNECT    ADJUSTMENTS      PRO FORMA
---------------------------------------------------------------------------------------------------------


NET SALES                                   $ 10,508,544    $    521,482    $               $ 11,030,026

COST OF SALES                                  7,701,433         228,551                       7,929,984
                                            ------------    ------------    ------------    ------------

GROSS PROFIT                                   2,807,111         292,931                       3,100,042
                                            ------------    ------------    ------------    ------------

OPERATING EXPENSES
    Amortization of software                        --           498,600                         498,000
    Research and development                        --           135,747                         135,747
    Selling, general and
    administrative                             6,763,738         626,344                       7,390,082
    Financing costs                                 --           868,183                         868,183
                                            ------------    ------------    ------------    ------------

                                               6,763,738       2,128,874                       8,892,612
                                            ------------    ------------    ------------    ------------

LOSS FROM OPERATIONS                          (3,956,627)     (1,835,943)                     (5,792,570)
                                            ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE)
    Amortization of deferred
    financing costs                             (558,160)           --                          (558,160)
    Interest expense                            (444,161)           --                          (444,161)
    Interest income                              241,353            --                           241,353
    Gain on sale of assets                    14,439,149                                      14,439,149
    Other, net                                   165,239            --                           165,239
                                            ------------    ------------    ------------    ------------

                                              13,843,420            --                        13,843,420
                                            ------------    ------------    ------------    ------------

INCOME (LOSS) BEFORE PROVISION FOR
  INCOME TAXES                                 9,886,793      (1,835,943)                      8,050,850

PROVISION FOR INCOME TAXES                       160,000                                         160,000
                                            ------------    ------------    ------------    ------------

NET INCOME (LOSS) FOR THE PERIOD            $  9,726,793    $ (1,835,943)                   $  7,890,850
=========================================================================================================

EARNINGS (LOSS) PER COMMON SHARE:
    Basic                                   $       1.78                                    $       0.73
    Diluted                                         1.60                                            0.69
                                            ------------    ------------    ------------    ------------

    WEIGHTED AVERAGE NUMBER OF
      COMMON SHARES OUTSTANDING:
       Basic                                   5,469,125                       5,400,000      10,869,125
       COMMON STOCK EQUIVALENTS RESULTING
       FROM CONVERTIBLE PREFERRED STOCKS:
          Warrants and options                   609,090                                         609,090
                                            ------------    ------------    ------------    ------------

          Diluted                              6,078,215                       5,400,000      11,478,215
                                            ------------    ------------    ------------    ------------

The accompanying notes are an integral part of these financial statements

================================================================================


                                       NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                            NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

DECEMBER 31, 2000 AND DECEMBER 31, 1999
--------------------------------------------------------------------------------

Note A - The pro forma adjustments to the consolidated balance sheet are as follows:

(1) To reflect the acquisition of HealthyConnect.com Inc. for the issuance of 4,500,000 non-registered shares of Next Generation Technology Holdings, Inc. valued at $.59 per share and to allocate the purchase price of $2,655,000 as follows:


       Components of purchase price:
            Par value of the 4,500,000 shares
              issued at $.01 equals                            $         45,000
            Excess of par value of the 4,500,000
              shares issued at $.58 equals                            2,610,000
                                                               ----------------

       Total purchase price                                    $      2,655,000
                                                               ----------------

       Allocation of purchase price:
            Current assets                                     $        230,276
            Current liabilities                                      (1,106,455)
            Software assets                                             747,901
            Capital assets                                                7,502
                                                               ----------------

       Shareholders' deficiency                                        (120,778)
       Purchase price                                                 2,655,000
                                                               ----------------

       The excess has been allocated to goodwill
       pending the final determination of fair
       value of tangible and intangible assets acquired        $      2,775,778
                                                               ----------------

(2) To reflect the issuance of share capital for the acquisition of HealthyConnect.com Inc., NGTH will issue 900,000 shares valued at $.59 per share ($531,000) and pay a fee of $120,000 to an existing shareholder. 4,500,000 common shares and 900,000 shares to be issued in regards to an anti-dilution agreement of Next Generation Technology Holdings, Inc. for a total issuance of 5,400,000 common shares.

(3)    Elimination of the note payable by HealthyConnect.com Inc.
       to Next Generation Technology Holdings, Inc.                   $ 325,000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 26, 2001

                                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.

                                    By:  /s/ CARL PAHAPILL
                                         ---------------------------------------

                                    Name:  Carl Pahapill
                                    Title: President and Chief Executive Officer